Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION,

DIRECTLY OR INDIRECTLY, IN ANY JURISDICTION WHERE IT IS UNLAWFUL

TO DO SO

Flutter announces launch of offering of Additional Senior Secured Notes due 2031

July 23, 2025

Flutter Entertainment plc (“Flutter”) (NYSE:FLUT; LSE:FLTR), today announced the launch of an offering (the “Offering”) of USD-denominated senior secured notes due 2031, EUR-denominated senior secured notes due 2031 and GBP-denominated senior secured notes due 2031 (collectively, the “Notes”) by its subsidiary Flutter Treasury DAC (the “Issuer”). The Notes will constitute a further issuance of the Issuer’s 5.875% senior secured notes due 2031, 4.000% senior secured notes due 2031 and 6.125% senior secured notes due 2031 that were each issued on June 4, 2025. An application will be made for the Notes to be admitted to trading on The International Stock Exchange.

On July 21, 2025, Flutter also launched a process to raise incremental debt under its existing U.S. dollar-denominated term loan B facility (the “Fourth Incremental TLB Facility”).

Flutter intends to raise $1,755 million of Notes and Fourth Incremental TLB Facility. The proceeds from the Offering and the Fourth Incremental TLB Facility are expected to be utilized to fund the purchase price for the acquisition of the outstanding 5% minority interest in FanDuel and the extension of our long-term strategic partnership with Boyd Interactive Gaming Holdings, L.L.C.. The Issuer expects to utilize cash on balance sheet to pay certain costs, fees and expenses incurred in connection with the foregoing transactions.

About Flutter Entertainment plc

Flutter is the world’s leading online sports betting and iGaming operator, with a market leading position in the US and across the world. Our ambition is to leverage our significant scale and our challenger mindset to change our industry for the better. By Changing the Game, we believe we can deliver long-term growth while promoting a positive, sustainable future for all our stakeholders. We are well-placed to do so through the distinctive, global competitive advantages of the Flutter Edge, which gives our brands access to group-wide benefits to stay ahead of the competition, as well as our clear vision for sustainability through our Positive Impact Plan.

Flutter operates a diverse portfolio of leading online sports betting and iGaming brands including FanDuel, Sky Betting & Gaming, Sportsbet, PokerStars, Paddy Power, Sisal, Snai, tombola, Betfair, MaxBet, Junglee Games, Adjarabet and Betnacional.

To learn more about Flutter, please visit our website at www.flutter.com.

Enquiries

Investor Relations: Investor.relations@flutter.com

Media Relations: corporatecomms@flutter.com

Cautionary Statement

The Notes will be offered only to qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons outside the United States pursuant to Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), subject to prevailing market and other conditions. There is no assurance that the offering will be completed or, if completed, as to the terms on which it is completed. This press release is not an offer to sell the Notes in the United States or in any other jurisdiction and is issued pursuant to Rule 135c under the Securities Act of 1933. The Notes to be offered have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold, directly or indirectly, in the United States or to or for the account or benefit of U.S. persons, as such term is defined in Regulation S of the Securities Act, absent registration or unless pursuant to an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. If any public offering of the Notes is made in the United States, it will be by means of a prospectus that may be obtained from the Issuer that will contain detailed information about the Issuer, Flutter and management, as well as financial statements. No public offering of the Notes will be made in the United States in connection with the above-mentioned transaction.

This press release has been prepared on the basis that any offer of the Notes in any member state of the European Economic Area (“EEA”) will be made pursuant to an exemption under Regulation (EU) 2017/1129, as amended (the “Prospectus Regulation”) from the requirement to publish a prospectus for offers of notes. This press release has been prepared on the basis that any offer of the Notes in the United Kingdom will be made pursuant to an exemption under the Prospectus Regulation, as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”) and the Financial Services and Markets Act 2000 from the requirement to publish a prospectus for offers of notes.

The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II, or (iii) not a qualified investor as defined in the Prospectus Regulation. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation. This press release does not constitute and shall not, in any circumstances, constitute an offering to retail investors. The offer and sale of the Notes in any member state of the EEA will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of notes. The preliminary offering memorandum produced for the offering of the Notes is not a prospectus for the purposes of the Prospectus Regulation.

This press release does not constitute an offer of securities to the public in the United Kingdom. In the United Kingdom, this press release is being distributed only to, and is directed only at persons who are “qualified investors” (as defined in the UK Prospectus Regulation) who are (i) persons having professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”), (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order, or (iii) persons to whom it would otherwise be lawful to distribute it, all such persons together being referred to as “Relevant Persons.” In the United Kingdom, the preliminary offering memorandum produced for the offering of the Notes and this press release are being distributed only to and directed only at Relevant Persons and must not be acted on or relied upon by persons who are not Relevant Persons. In the United Kingdom, any investment or investment activity to which this document relates is available only to Relevant Persons and will be engaged in only with Relevant Persons. In the United Kingdom, the Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Notes will be engaged in only with, Relevant Persons, as the preliminary offering memorandum produced for the offering of the Notes and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by any recipients to any other person. Any person in the United Kingdom that is not a Relevant Person should not act or rely on the preliminary offering memorandum produced for the offering of the Notes or this press release or its contents. The Notes described in the preliminary offering memorandum are not being offered to the public in the United Kingdom.

MiFID II professionals / ECPs-only / No PRIIPs KID – Manufacturer target market (MIFID II product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs key information document (KID) has been prepared as not available to retail investors in the EEA or the United Kingdom.

Forward-Looking Statements

This press release may include forward-looking statements. These forward looking statements can be identified by the use of forward looking terminology, including the terms “outlook,” “believe(s),”expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “goal,” “target,” “aspire,” “will likely result” and other words and terms of similar meaning or the negative versions of such words or other comparable words of a future or forward-looking nature. These forward-looking statements include all matters that are not historical facts and include statements regarding Flutter’s or its affiliates’ intentions, beliefs or current expectations concerning, among other things, Flutter’s or its affiliates’ results of operations, financial condition, liquidity, prospects, growth, strategies and the industries in which they operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Readers are cautioned that forward-looking statements are not guarantees of future performance and that Flutter’s or its affiliates’ actual results of operations, financial condition and liquidity, and the development of the industries in which they operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if Flutter’s or its affiliates’ results of operations, financial condition and liquidity, and the development of the industries in which they operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

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